EXHIBIT 10.3
FIRST MODIFICATION AGREEMENT
This FIRST MODIFICATION AGREEMENT (this “Agreement”) is made as of September 30, 2014, by and among (i) LGI HOMES, INC., a Delaware corporation (“Parent”), and its Subsidiaries that have executed this Agreement as a Borrower (individually and collectively, “Borrower”), (ii) the undersigned Lenders, and (iii) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Credit Agreement (as amended, the “Credit Agreement”), dated April 28, 2014, establishing a revolving line of credit in the maximum principal sum of $135,000,000 (the “Credit Facility”); and
WHEREAS, Administrative Agent, Borrower, Woodforest National Bank and Fifth Third Bank, executed that certain Commitment Increase Agreement, dated July 31, 2014, increasing the Credit Facility Amount from $135,000,000 to $175,000,000; and
WHEREAS, Administrative Agent, Borrower and Wells Fargo Bank, National Association, executed that certain Second Commitment Increase Agreement, dated of even date herewith, increasing the Credit Facility Amount from $175,000,000 to $200,000,000; and
WHEREAS, Administrative Agent, Borrower, and the undersigned Lenders now propose to modify certain of the terms and provisions of the Credit Agreement and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the undersigned Lenders hereby agree as follows:
1.Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.
2.    Convertible Debt. Subject to the following terms and conditions, Administrative Agent and the Lenders hereby consent to Parent issuing up to $85,000,000 aggregate principal amount of unsecured, contractually subordinated, convertible debt after the date of this Agreement, but no later than December 31, 2014 (the “Convertible Debt”):
(a)    The Convertible Debt shall have the terms set forth in the preliminary offering memorandum, substantially in the form attached hereto as Exhibit A-1 (the “Preliminary Offering Memorandum”), as supplemented by the related pricing term sheet delivered by

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Parent to Administrative Agent within one (1) Business Day of the pricing of the Convertible Debt (the “Pricing Term Sheet”), a form of which is attached hereto as Exhibit A-2.
(b)    The issuance of the Convertible Debt shall not be prohibited by Section 13.1 of the Credit Agreement but shall be permitted Debt, pursuant to Section 13.1 of the Credit Agreement.
(c)    Parent shall not amend, modify or alter the terms or provisions of the Convertible Debt, the Preliminary Offering Memorandum (as supplemented by the Pricing Term Sheet), the indenture governing the Convertible Debt, or the notes evidencing the Convertible Debt, relating to (i) the interest rate of the Convertible Debt, (ii) the maturity date of the Convertible Debt, (iii) the subordination or ranking of the Convertible Debt, or (iv) the unsecured nature of the Convertible Debt, in each case, without Administrative Agent’s prior written consent. For the avoidance of doubt, nothing in this Section 2(c) shall prohibit or restrict Parent from having its stockholders vote to approve the flexible settlement (i.e., amounts owed on the Convertible Debt can be paid in shares of common stock of Parent, cash or a combination of stock and cash, at the election of the Parent) provisions of the Convertible Debt.
(d)    It shall be an Event of Default under the Credit Agreement if (i) Borrower shall fail to pay when due any principal of or interest on any Convertible Debt, (ii) the maturity of any Convertible Debt shall have been accelerated, (iii) other than as expressly provided for by the terms and provisions of the Convertible Debt as of its original issuance date, any Convertible Debt shall have been required to be prepaid, repurchased, defeased or redeemed prior to the stated maturity thereof or any cash collateral in respect thereof to be demanded, (iv) any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of Convertible Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof, or (v) other than as expressly provided for by the terms and provisions of the Convertible Debt as of its original issuance date, require any such prepayment, repurchase, defeasance or redemption or any cash collateral in respect thereof to be demanded. For the avoidance of doubt, neither the approval of Parent’s stockholders of the flexible settlement (i.e., amounts owed on the Convertible Debt can be paid in shares of common stock of Parent, cash or a combination of stock and cash, at the election of the Parent) provisions of the Convertible Debt, nor the exercise of Parent’s right to elect the form of settlement after receipt of such stockholder approval shall be an Event of Default under the Credit Agreement.
(e)    Notwithstanding Section 13.7 of the Credit Agreement, Parent may repurchase or redeem the Convertible Debt, in accordance with the terms and provisions of the Convertible Debt as of its original issuance date.
(f)    The stated maturity date for the Convertible Debt shall be no earlier than October 1, 2019.
(g)    The interest rate for the Convertible Debt as of its original issuance date shall not exceed six percent (6.0%) per annum.

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3.    Blended Entitled Land and A&D Improvements Ratio. The following definition is hereby added to Section 1.1 of the Credit Agreement:
“Blended Entitled Land and A&D Improvements Ratio” means, as of any date of determination, the ratio of (a) the Maximum Credit Amount for all Entitled Land and A&D Improvements combined, to (b) the Total Cost of all Land, Entitled Land and A&D Improvements that constitute Collateral at any given time, regardless of whether such Collateral is eligible for inclusion in the Borrowing Base or has a Maximum Credit Amount of zero dollars ($0).

4.    Combined A&D and Entitled Land Subfacility. The definition of “Combined A&D and Entitled Land Subfacility” as set forth in Section 1.1 of the Credit Agreement is hereby revised and replaced in entirety as follows:
“Combined A&D and Entitled Land Subfacility” means a portion of the Credit Facility in an amount not to exceed (a) forty-five percent (45%) of the Credit Facility Amount, from the date of this Agreement through April 30, 2015, (b) twenty-five (25%) of the Credit Facility Amount, from May 1, 2015 through December 31, 2015, and (c) twenty percent (20%) of the Credit Facility Amount, from January 1, 2016 and thereafter. The Combined A&D and Entitled Land Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
5.    Combined A&D, Entitled Land and Lot Inventory Subfacility. The definition of “Combined A&D, Entitled Land and Lot Inventory Subfacility” as set forth in Section 1.1 of the Credit Agreement is hereby revised and replaced in entirety as follows:
“Combined A&D, Entitled Land and Lot Inventory Subfacility” means a portion of the Credit Facility in an amount not to exceed (a) sixty-five percent (65%) of the Credit Facility Amount, from the date of this Agreement through April 30, 2015, (b) forty percent (40%) of the Credit Facility Amount, from May 1, 2015 through December 31, 2015, and (c) thirty percent (30%) of the Credit Facility Amount, from January 1, 2016 and thereafter. The Combined A&D, Entitled Land and Lot Inventory Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.

6.    Compliance Certificate. The form of Compliance Certificate attached to the Credit Agreement as Exhibit B, is hereby revised and replaced with the new form of Compliance Certificate attached hereto as Exhibit B.

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7.    Convertible Debt. The following definition is hereby added to Section 1.1 of the Credit Agreement:
“Convertible Debt” means up to $85,000,000 aggregate principal amount of unsecured, contractually subordinated, convertible debt to be issued by Parent after October 1, 2014, but no later than December 31, 2014.
8.    Effective Leverage Ratio. The following definition is hereby added to Section 1.1 of the Credit Agreement:
“Effective Leverage Ratio” means, as of any date of determination, the ratio of (a) the Total Liabilities of Parent and its Subsidiaries as of such date, minus the outstanding balance of the Convertible Debt, to (b) the Tangible Net Worth of Parent and its Subsidiaries.
9.    Entitled Land Subfacility. The definition of “Entitled Land Subfacility” as set forth in Section 1.1 of the Credit Agreement is hereby revised and replaced in entirety as follows:
“Entitled Land Subfacility” means a portion of the Credit Facility in an amount not to exceed (a) twenty-five percent (25%) of the Credit Facility Amount, from the date of this Agreement through April 30, 2015, and (b) ten percent (10%) of the Credit Facility Amount, from May 1, 2015 and thereafter. The Entitled Land Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.

10.    Risk Assets Ratio. The following definition is hereby added to Section 1.1 of the Credit Agreement:
“Risk Assets Ratio” means, as of any date of determination, the ratio of (a) the sum of the value of all Land, Entitled Land, A&D Improvements and vacant Lots owned by Parent or its Subsidiaries, to (b) the Tangible Net Worth of Parent and its Subsidiaries.

11.    Total Cost. The definition of “Total Cost” as set forth in Section 1.1 of the Credit Agreement is hereby revised and replaced in entirety as follows:
“Total Cost” means, (a) with respect to a House or Lot which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Lot (including the purchase price and all reasonable, necessary and customary closing costs for the acquisition of such Lot), (ii) the amount of construction hard costs actually incurred by Borrower in the construction of the House or development of the Lot, and (iii) the amount of Borrower’s soft costs directly attributable to the construction and completion of such House, as submitted by Borrower and approved by Administrative

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Agent, in its sole and absolute discretion; and (b) with respect to Land or an A&D Project which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Land (including the purchase price and all reasonable, necessary and customary closing costs for the acquisition of such Land), (ii) the amount of construction hard costs actually incurred in the construction of the A&D Improvements, and (iii) the amount of Borrower’s soft costs directly attributable to the construction and completion of such A&D Improvements, as submitted by Borrower and approved by Administrative Agent, in its sole and absolute discretion.
12.    Blended Entitled Land and A&D Improvements. The following paragraph is hereby added as Section 4.1(e)(7) of the Credit Agreement:

(7) Blended Entitled Land and A&D Improvements. The Maximum Credit Amount for (a) all Entitled Land and A&D Improvements combined, shall not exceed (b) the amount that is equal to thirty-five (35%) of the Total Cost of all Land, Entitled Land and A&D Improvements that constitutes Collateral at any given time, regardless of whether such Collateral is eligible for inclusion in the Borrowing Base or has a Maximum Credit Amount of zero dollars ($0).

13.    Financial Covenants. Section 12.13 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Section 12.13 Financial Covenants. Borrower shall perform each and every one of the following financial covenants:

(a)    Debt Service Coverage Ratio. Borrower shall not permit, for any four fiscal quarter period, the ratio of (a) EBITDA, to (b) Debt Service, for Borrower and its Subsidiaries, on a consolidated basis, for such four fiscal quarter period, to be less than 4.0 to 1.0.
(b)    Debt-to-Capitalization Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the ratio of (a) the Debt of Parent and its Subsidiaries, on a consolidated basis, as of such date, to (b) the sum of the Debt of Parent and its Subsidiaries, plus the shareholders’ equity in Parent and its Subsidiaries, on a consolidated basis, as of such date, to exceed 0.60 to 1.0.
(c)    Leverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than 1.75 to 1.0.

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(d)    Liquidity. Parent and its Subsidiaries shall maintain, as of the last day of the fiscal quarter ending September 30, 2014, Liquidity in excess of $23,000,000. Parent and its Subsidiaries shall maintain, as of the last day of the fiscal quarter ending December 31, 2014, and as of the last day of any fiscal quarter thereafter, Liquidity in excess of $40,000,000,
(e)    Risk Assets Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the Risk Assets Ratio to be greater than 1.75 to 1.0.
(f)    Tangible Net Worth. Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Parent and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $145,000,000, plus (b) 100% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after the Closing Date, plus (c) 50% of the amount of Net Income of Parent and its Subsidiaries, on a consolidated basis (but without deduction for any net loss), for each fiscal quarter ending after the Closing Date.
(g)    Vertical Inventory Turn. Borrower shall not permit the number of Houses (whether completed or under construction) owned by Parent or its Subsidiaries, to exceed the number of Houses conveyed to independent third-party purchasers by Parent or its Subsidiaries within the immediately preceding 150 day period. For purposes of the preceding sentence, a House shall be deemed to be “under construction” once the frame stage has commenced.
(h)    Quarterly Losses. Borrower shall not suffer net losses in more than two consecutive fiscal quarters.
(i)    Effective Leverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the Effective Leverage Ratio to be greater than 1.25 to 1.0.
(j)    Blended Entitled Land and A&D Improvements Ratio. Borrower shall not permit, as of the last day of the fiscal quarter ending December 31, 2014, and as of the last day of any fiscal quarter thereafter, the Blended Entitled Land and A&D Improvements Ratio to be greater than 0.35 to 1.0.
14.    Environmental Site Assessments. Notwithstanding anything in the Credit Agreement, to the contrary, prior to any Land (regardless of whether such Land is Entitled Land or a component of an A&D Project) becoming Collateral, Borrower shall deliver to Administrative Agent, an environmental site assessment report with respect to the Land, prepared by a firm of engineers approved by Administrative Agent, which report shall be satisfactory in form and substance to Administrative Agent, certifying that there is no evidence that any Hazardous Materials have been generated, treated, stored or disposed of on any of the Land, or exist on, under or at the Land.

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15.    Title Insurance. Notwithstanding anything in Section 6.1 of the Credit Agreement, or elsewhere in the Credit Agreement, to the contrary, Title Insurance, in the form of a valid and effective mortgagee title insurance policy shall only be required for Land (regardless of whether such Land is Entitled Land or a component of an A&D Project) that becomes Collateral from and after the date of this Agreement. The amount of the title insurance coverage for such Collateral shall either be the Maximum Credit Amount for such Collateral, or such lesser amount as Administrative Agent may reasonably require. Administrative Agent, in its sole discretion, may require or waive Title Insurance (whether a commitment, report, binder or policy) for all other types of Collateral in its sole and absolute discretion.
16.    Supplemental Fee Letter. Borrower agrees to pay to Administrative Agent, for the account of Administrative Agent and each Lender, as applicable, fees, in the amounts and on the dates set forth in that certain Supplemental Fee Letter, dated September 12, 2014.
17.    Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and the Lenders, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Lenders pursuant to the terms of the Notes; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Mortgaged Property, the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents or with respect to the Mortgaged Property; (v) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (vi) to Borrower’s knowledge, neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents; and (vii) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents.
18.    No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.
19.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

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20.    Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof. Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement; (ii) the authority of Borrower, to the extent organized under the laws of Delaware and Texas, to execute, deliver and perform its respective obligations under this Agreement; and (iii) such other matters as reasonably requested by Administrative Agent.
21.    Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.
22.    Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
23.    Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
24.    Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Mortgaged Property or any of Borrower's rights, titles or interests in and to the Mortgaged Property or any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
25.    Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
26.    Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.
27.    Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement

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that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.
28.    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
29.    Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank. The signature pages follow.]

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EXECUTED to be effective as of the date first above written.
ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:     /s/ Larry Maywald
Name: Larry Maywald
Title: Senior Vice President

FIRST MODIFICATION AGREEMENT – Administrative Agent’s Signature Page

LENDER:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:     /s/ Larry Maywald
Name: Larry Maywald
Title: Senior Vice President

Applicable Percentage:
20.000000000000%

FIRST MODIFICATION AGREEMENT – Lender’s Signature Page [Texas Capital Bank, National Association]

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:     /s/ Lisa Wong
Name: Lisa Wong
Title: Vice President
By:     /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

Applicable Percentage:
15.000000000000%

FIRST MODIFICATION AGREEMENT – Lender’s Signature Page [Deutsch Bank AG New York Branch]

LENDER:

JPMORGAN CHASE BANK, N.A.

By:     /s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Vice President

Applicable Percentage:
15.000000000000%

FIRST MODIFICATION AGREEMENT – Lender’s Signature Page [JPMorgan Chase Bank, N.A.]

LENDER:

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH

By:     /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory
By:     /s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

Applicable Percentage:
7.500000000000%

FIRST MODIFICATION AGREEMENT – Lender’s Signature Page [Credit Suisse AG, Cayman Islands Branch]

LENDER:
WOODFOREST NATIONAL BANK

By:            /s/ Kendall Walker
Name:    Kendall Walker
Title:        Executive Vice President

Applicable Percentage:
12.500000000000%

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Woodforest National Bank]

LENDER:
FIFTH THIRD BANK

By:            /s/ Ted Smith
Name:    Ted Smith
Title:        Senior Vice President

Applicable Percentage:
17.500000000000%

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Fifth Third Bank]

LENDER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:        /s/ Douglas K. Carman
Name:    Douglas K. Carman
Title:        Senior Vice President

Applicable Percentage:
12.500000000000%

FIRST MODIFICATION AGREEMENT - Lender’s Signature Page [Wells Fargo Bank, National Association]

BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By: /s/ Eric T. Lipar
     Eric T. Lipar, Chief Executive Officer
LGI HOMES GROUP, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-PRESIDENTIAL GLEN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-QUAIL RUN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – FW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SAN TAN HEIGHTS, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 1 of 13

LGI HOMES-TEXAS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-DECKER OAKS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AZ CONSTRUCTION, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-WOODLAND CREEK, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-LAKES OF MAGNOLIA, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-SALTGRASS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 2 of 13

LGI HOMES-STEWARTS FOREST, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – GLENNWILDE, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – E SAN ANTONIO, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – WINDMILL FARMS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – ARIZONA, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 3 of 13

LGI HOMES – FLORIDA, LLC,
a Florida limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – GEORGIA, LLC,
a Georgia limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – MAPLE LEAF, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AVONDALE, LLC,
a Georgia limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 4 of 13

LGI HOMES – SHALE CREEK, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – STERLING LAKES PARTNERS,
LLC, a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI CROWLEY LAND PARTNERS, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 5 of 13

LGI HOMES – MAPLE PARK, LLC,
a Georgia limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SUNRISE MEADOW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES CORPORATE, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES SERVICES, LLC,
a Texas limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AZ SALES, LLC,
an Arizona limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 6 of 13

LGI HOMES – NEW MEXICO, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES NM CONSTRUCTION, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS, LLC,
a Delaware limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – LUCKEY RANCH, LLC,
a Delaware limited liability company

By:    LGI JV Holdings, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 7 of 13

LGI JV HOLDINGS II, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-WEST MEADOWS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings II, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS III, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 8 of 13

LGI HOMES-SONTERRA, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS IV, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – BLUE HILLS, LLC,
an Arizona limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 9 of 13

LGI HOMES – KRENSON WOODS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – NORTHPOINTE, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – OAK HOLLOW PHASE 6, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 10 of 13

LUCKEY RANCH PARTNERS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI FUND III HOLDINGS, LLC,
a Texas limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-MALLARD CROSSING, LLC,
a Delaware limited liability company

By:    LGI JV Holdings II, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 11 of 13

LGI HOMES-OAK HOLLOW, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SALTGRASS CROSSING, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – CANYON CROSSING, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – DEER CREEK, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 12 of 13

LGI HOMES II, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

RIVERCHASE ESTATES PARTNERS, LLC,
a South Carolina limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES - COLORADO, LLC,
a Colorado limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES - NC, LLC,
a North Carolina limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES - SC, LLC,
a South Carolina limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

FIRST MODIFICATION AGREEMENT – Borrower’s Signature Page 13 of 13

EXHIBIT B – Compliance Certificate – Page 1 of 5